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                                                                   Exhibit 10.33

                          EVEREN CAPITAL CORPORATION
                     1996 RESTRICTED STOCK INCENTIVE PLAN
             (AS AMENDED AND RESTATED EFFECTIVE AS OF MAY 6, 1997)

     1. Purpose. EVEREN Capital Corporation, a Delaware corporation (the "Company"), hereby adopts the EVEREN Capital Corporation 1996 Restricted Stock Incentive Plan (the "Plan"). The purpose of the Plan is to provide opportunities for the transfer of common stock, par value $.01 per share ("Common Stock"), of the Company and non-qualified options to acquire Common Stock, to certain employees of the Company and its qualified subsidiaries, thereby attracting, retaining and rewarding such persons and strengthening the mutuality of interest between such persons and the Company's stockholders. All of the Common Stock to be transferred and Options to be granted to such persons under the Plan will initially be subject to vesting and transfer restrictions, as more fully described in Section 7 below, so as to constitute shares of restricted stock ("Restricted Stock") and restricted non-qualified stock options (each an "Option").

     2. Shares Subject to Plan. There is hereby reserved for issuance under the Plan a maximum of (i) 4,000,000 shares of Common Stock of the Company (the "Shares") and (ii) any shares of Common Stock which may be reserved for issuance under the Company's 1996 New Employee Restricted Stock Purchase Plan (the "New Employee Plan"), but which are not actually issued pursuant thereto if the Committee (as defined below) decides to designate such shares as being reserved for issuance instead under this Plan. Any shares of Common Stock reserved for issuance hereunder but not actually issued pursuant to the terms of this Plan may at any time be designated by the Committee as being reserved for issuance under the New Employee Plan.

     The Shares may be authorized but unissued Common Stock, treasury shares or Common Stock reacquired by the Company or purchased in the open market. If any shares of Restricted Stock are, or any Option is, forfeited in accordance with the provisions of Section 7 below, such shares of Common Stock or shares covered by such Options shall again be made available under the Plan.

     3. Administration. The committee appointed to administer the Plan (the "Committee") shall be the Compensation Committee of the board of directors of the Company (the "Board of Directors" or "Board") or another committee consisting of not less than two directors of the Company appointed by the Board of Directors, and, if the Board of Directors has determined that the Plan shall comply with Securities and Exchange Commission Regulation 17 C.F.R. ss.240.16b-3 or any successor regulation, none of such persons shall participate in the Plan and each such person shall qualify as a disinterested person within the meaning of 17 C.F.R. ss.240.16b-3 or any successor regulation. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Shares made available hereunder as it deems necessary or advisable. The Committee shall have the right to determine prior to any calendar year the maximum number of shares of Restricted Stock, and the maximum number of shares of Common Stock subject to any Option, which may be awarded to each eligible employee for such calendar year and, if necessary, the manner of allocating the Shares and Options among eligible employees.

     All determinations and interpretations made by the Committee shall be binding and conclusive on all participating employees (each a "Participant") and their legal representatives. No member of the Board, no member of the Committee and no employee of the Company or any subsidiary shall be liable for any act or failure to act hereunder, by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, except in circumstances involving his or her bad faith, gross negligence or fraud, for any act or failure to act by the member or employee.

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     4. Eligibility. All regular full-time and part-time salaried employees regularly scheduled to work 25 hours or more per week of the Company and its qualified subsidiaries who receive or are entitled to receive incentive pay will participate on a non-voluntary basis, or be eligible to participate on a voluntary basis, in the Plan as described in Sections 5 and 6 below and Appendix A attached hereto and incorporated by reference herein ("Appendix A") with respect to portions of such incentive pay. Employees who desire to participate voluntarily in the Plan with respect to a portion of the incentive compensation to which they may become entitled with respect to any entire calendar period (or, in certain cases, the remainder of a calendar year) must complete and deliver to the Company's Compensation and Benefits Department (the "Department") the appropriate participation election form (each, an "Election Form") not later than the date set forth in Section 6 below. All salaries, draws, base grid investment consultant payouts and non-recurring special purpose bonuses, if any, will be paid solely in cash and will not be eligible for awards of Restricted Stock or Options under the Plan. For purposes of the Plan, the term "qualified subsidiary" means any subsidiary, 50% or more of the total combined voting power of all classes of stock in which is now owned or hereafter acquired by the Company or any such qualified subsidiary.

     5. Restricted Stock and Option Awards. Not later than the last day of February of each year (each such date, an "Award Date"), each Participant will receive one or more awards of Restricted Stock and/or of Options (each, an "Award") in place of certain portion(s) of such Participant's incentive compensation attributable to the prior calendar year or portion thereof, as described in Section 6 below and Appendix A. In the case of an Award of Restricted Stock the number of shares of Restricted Stock, to be received will be determined by (a) dividing (i) the cash amount of the incentive compensation being replaced by (ii) the "Fair Value" (as defined below) of one share of Common Stock as of 11:59 P.M., Chicago time, on the fifteenth (15th) day of the calendar quarter in which the Award Date occurs (December 31, 1996 for the Award Date occurring in February 1997) (the "Determination Date"), (b) further dividing the resultant quotient by (iii) one minus the discount rate, if any, applicable to such form of incentive compensation under Section 6 below and (c) rounding to the nearest whole number of Shares. In the case of an Award of an Option, the number of shares of Common Stock purchasable upon the exercise thereof and the exercise or purchase price thereof will be determined as set forth in Section 6(f) or 6(g), as appropriate.

     For purposes of the Plan, the "Fair Value" of one share of Common Stock on the Determination Date means:

          (i) if shares of Common Stock are publicly traded, the average closing price of a share of Common Stock during the ten trading days immediately preceding the Determination Date; and

          (ii) if shares of Common Stock are not publicly traded, the value of a share of Common Stock as of the Determination Date as determined by the Committee.

     6. Participation and Discount and Leverage Rates. The incentive compensation receivable by various categories of employees qualifying for participation in the Plan, and the discount and leverage rates, if any, that will be used in calculating the number of shares of Restricted Stock, or the number of shares of Common Stock underlying any Option, awarded under the Plan (unless the Committee determines a different percentage or rate, which it may from time to time do), are as follows:

          (a) Investment Consultant Employees.

               (i) The first two percent (2%) of eligible gross commissions otherwise to be credited to an investment consultant employee as incentive deferred compensation for 1996 and each subsequent calendar year shall be paid, on a non-voluntary basis, in Restricted Stock priced at no discount to (i.e.,

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                    100% of) Fair Value. Notwithstanding the provisions of
                    Section 7, vesting of such shares of Restricted Stock shall be the same as if such incentive deferred compensation had continued to be credited in cash. Any incentive deferred compensation in excess of two percent (2%) of eligible gross commissions otherwise creditable to an investment consultant shall continue to be credited in cash as provided for in the applicable schedule to the EVEREN Securities, Inc. Incentive Deferred Compensation Plan (the "Deferred Compensation Plan").

               (ii) Each investment consultant may voluntarily elect, on a timely basis, for any entire calendar year (or, where applicable, the remaining portion of a calendar year) to have twenty-five percent (25%) of his/her monthly bonus grid compensation, if any, withheld, accumulated throughout the year and paid in Restricted Stock priced at a twenty percent (20%) discount to (i.e., 80% of) Fair Value (with respect to Award Dates prior to July 1997, a fifteen percent (15%) discount to (i.e., 85% of) Fair Value). To be timely, an investment consultant employee's completed Election Form under this section 6(a)(ii) must be delivered to the Department not later than December 15 of the year preceding the entire year to which such election relates (or not later than the date set by the Committee with respect to an election applicable to a remaining portion of a year).

          (b)  Bonus Eligible Salaried Employees.

               (i) Each bonus eligible salaried employee whose salary and regular annual bonus attributable to a calendar year exceeds $200,000 ($100,000 for the 1996 calendar year) will receive, on a non-voluntary basis, twenty-five percent (25%) of such employee's bonus beyond such threshold in Restricted Stock priced at a twenty percent (20%) discount to (i.e., 80% of) Fair Value.

               (ii) (A) Each bonus eligible salaried employee whose bonus is determined on an annual basis may voluntarily elect, on a timely basis, to have up to twenty-five percent (25%) of such employee's bonus, if any, for the current year (up to ten percent (10%) for the 1996 calendar year for employees with base salaries of $50,000 or more) that has not previously been paid or advanced in cash be paid in Restricted Stock priced at a twenty percent (20%) discount to (i.e., 80% of) Fair Value. To be timely, a salaried employee's completed Election Form under this Section 6(b)(ii)(A) must be delivered to the Department not later than the fifteenth (15th) day of the last month of the calendar year to which such bonus is attributable.

                    (B) Each bonus eligible salaried employee whose bonus is determined on a semi-annual, quarterly or other basis which is more frequent than annually, may voluntarily elect, on a timely basis, for any calendar year (or where applicable the remaining portion of any calendar year) to have up to twenty-five percent (25%) of such employee's bonus for each such calendar period, if any, withheld, accumulated throughout the year and


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                     paid in Restricted Stock priced at a twenty percent (20%)
                     discount to (i.e., 80% of) Fair Value. To be timely, such salaried employee's completed Election Form under this
                     Section 6(b)(ii)(B) must be delivered to the Department not later than December 15 of the year preceding the entire year to which such election relates (or not later than the date set by the Committee with respect to an election applicable to a remaining portion of a year).

                     (C) Any employee electing under this Section 6(b)(ii) who also qualifies for an Award of Restricted Stock under Section(6)(b)(i) will receive only one Award under the Section that produces the greater Award in terms of the number of shares of Restricted Stock subject to such Award.

          (c)  BRANCH OFFICE MANAGER EMPLOYEES.

               (i) Each branch office manager employee ("BOM"), retail or institutional, whose combined BOM salary and BOM bonus(es) (e.g., profit bonuses, recruiting bonuses, trainee bonuses and other BOM bonuses) exceeds $200,000 for any calendar year ($100,000 for the 1996 calendar year) (exclusive of any base or bonus grid commissions or incentive deferred compensation payable or creditable to such employee as an investment consultant or other institutional sales employee based on such employee's personal production), will have, on a non-voluntary basis, twenty-five percent (25%) of any BOM bonuses beyond such threshold withheld, accumulated throughout the year, and paid in Restricted Stock priced at a twenty percent (20%) discount to (i.e., 80% of) Fair Value.

               (ii) Each BOM may voluntarily elect, on a timely basis, to have up to twenty-five percent (25%) of any such BOM bonuses for the current year that have not previously been paid or advanced in cash paid in Restricted Stock priced at a twenty percent (20%) discount to (i.e., 80% of) Fair Value. To be timely, a BOM's completed Election Form under this
                     Section 6(c)(ii) must be delivered to the Department not later than December 15 of the year to which such BOM bonus(es) is(are) attributable.

               (iii) Each BOM eligible to receive one or more Awards of
                     Restricted Stock as an investment consultant or an institutional sales employee, on a non-voluntary or voluntary basis under Section 6(a) or 6(d), respectively, with respect to such BOM's personal production, would continue to be eligible for and to receive such Awards, regardless of any Awards of Restricted Stock received under this Section 6(c).

          (d)  INSTITUTIONAL SALES EMPLOYEES.

               (i) The first two percent (2%) of eligible gross commissions otherwise to be credited to an institutional sales employee as incentive deferred compensation for 1996 and each subsequent calendar year shall be paid, on a non-voluntary basis, in Restricted Stock priced at no discount to (i.e.,

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                    100% of) Fair Value. Notwithstanding the provisions of
                    Section 7, vesting of such shares of Restricted Stock shall be the same as if such incentive deferred compensation had continued to be credited in cash. Any incentive deferred compensation in excess of two percent (2%) of eligible gross commissions otherwise creditable to an institutional sales employee shall continue to be credited in cash as provided for in the applicable schedule to the Deferred Compensation Plan.

               (ii) Each institutional sales employee may voluntarily elect, on a timely basis, for any entire calendar year ( or, in certain cases, the remainder of a calendar year), to have twenty-five percent (25%) of any commission compensation to which such employee becomes entitled that exceeds $100,000 for the calendar year withheld, accumulated throughout the year and paid in Restricted Stock priced at a twenty percent (20%) discount to (i.e., 80% of) Fair Value, (fifteen percent (15%) discount to (i.e., 85% of) Fair Value for Award Dates prior to July 1997). To be timely, an institutional sales employee's completed Election Form under this Section 6(d)(ii) must be delivered to the Department not later than December 15 of the year preceding the year to which such election relates (or, not later than the date set by the Committee with respect to an election applicable to a remaining portion of a year).


          (e) Other Incentive Arrangement Employees. Employees not covered by Sections 6(a) through (d) above with periodic incentive arrangements (each, an "Other Incentive Arrangement Employee") may voluntarily elect, on a timely basis, for any entire calendar year (or in certain cases, the remainder of a calendar year) to have twenty-five percent (25%) of any incentive compensation to which such employee becomes entitled that, when combined with salary or draw, exceeds $100,000 for the calendar year, withheld, accumulated throughout the year and paid in Restricted Stock priced at a twenty percent (20%) discount to (i.e., 80% of) Fair Value, (fifteen percent (15%) discount to (i.e., 85% of) Fair Value for Award Dates prior to July 1997). To be timely, an Other Incentive Arrangement Employee's completed Election Form under this Section 6(e) must be delivered to the Department not later than December 15 of the year preceding the year to which such election relates (or not later than the date set by the Committee with respect to an election applicable to a remaining portion of a year).

          (f) Option Alternative. For Award Dates after June 1997, on or prior to the Determination Date any Participant may elect, on an appropriate election form, to apply up to 100% of the incentive compensation that would otherwise be received in the form of an Award of Restricted Stock pursuant to Sections 6(a)(ii), (b),
               (c), (d)(ii) or (e) to an Award of an Option with the number of shares of Common Stock subject to such Option being determined by
               (i) dividing the amount of incentive compensation being applied by the Fair Value of one share as of the Determination Date, (ii) multiplying the resulting quotient by five (5) and (iii) rounding to the nearest whole number of Shares. For any Award Date prior to July 1997, prior to the Award Date any Participant may elect, on an appropriate election form, to receive up to one-third of the shares he/she would otherwise

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               receive as Restricted Stock in the form of an Option (with an
               Option for three shares being given for each share of Restricted Stock which would otherwise be received). Regardless of the Award Date, each Option shall be exercisable at the Fair Value of a share of Common Stock as of the Determination Date relating to such Award Date (the "Option Price").

          (g)  Excess Bonus Participation. Any Participant who is required under
               Section 6(b)(i) or 6(c)(i) to receive a portion of his or her bonus in the form of an Award (who also, involuntarily or voluntarily in part, is to receive an Award of Restricted Stock and/or an Award of an Option for a full twenty-five percent (25%) of the bonus to which he or she would otherwise be entitled for any calendar year after 1996) may, on a timely basis, further elect, on an appropriate election form, to apply up to a second twenty-five percent (25%) of such bonus to an Award of an Option with the number of shares and the exercise price of such Option being determined in the manner set forth in Section 6(f). To be timely, a Participant's completed election form under this
               Section 6(g) must be delivered to the Department not later than the date that is (or if the Participant's salary and previously paid bonus had been less than $200,000 would have been) applicable to any voluntary election made by such Participant under Section 6(b)(ii) or 6(c)(ii).

     7. Terms And Conditions Of Restricted Stock And Options. All shares of Restricted Stock and Options awarded to Participants under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Committee in its sole discretion:

          (a) Restricted Stock Vesting. Except as provided in Sections 6(a)(i) and 6(d)(i) above, the restrictions set forth in this Section 7 shall apply to the shares of Restricted Stock subject to each Award for the period (the "Restricted Period") commencing on the Award Date and ending on the earliest to occur of the following:

               (1) (A) with respect to Award Dates after June 1997, each of the first, second and third anniversaries of the Award Date, as to one-third, respectively, of the shares of Restricted Stock, and (B) with respect to Award Dates prior to July 1997, the second anniversary of the Award Date if, as of the Award Date, the Participant has at least five "Years of Service" with the Company, a Company subsidiary, a predecessor of either and/or Kemper Corporation (or a Kemper affiliate) (or the third anniversary of such date if the Participant does not have five Years of Service with one or more of the entities as of such date);

               (2) the date of a "Change in Control" (as defined below) of the Company or the qualified subsidiary that is employing the Participant;

               (3) the date the Participant's employment terminates because of the Participant's death or disability; or

               (4) such date as the Committee may designate at the Award Date.

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     For purposes of the Plan, a "Year of Service" shall be determined in the same manner a "Year of Service" would be determined for vesting purposes under the Company's 401(k) and Employee Stock Ownership Plan (taking into account all rules set forth in such document which are applicable to the determination (e.g., applicable break-in-service rules)). Unless the Restricted Period has already ended, not later than December 15th of the calendar year preceding the year in which the Restricted Period is scheduled to expire pursuant to Section 7(a)(1) above, each Participant will have the right to deliver to the Department an appropriate form of written direction to extend such scheduled expiration date for one year (the "Extended Restricted Period"). If a Participant elects one or more Extended Restricted Periods, all of the vesting and transfer restrictions outlined in this Section 7 will apply to the Participant's Restricted Stock during each Extended Restricted Period. The Committee may, at any time hereafter, reduce or terminate any Restricted Period or Extended Restricted Period.

     For purposes of this Plan, a "Change in Control" shall be deemed to have occurred upon the first to occur of any of the following events (or any other event recognized in writing by the Committee as constituting a "Change in Control"):

               (A) any consolidation or merger of the Company (or a qualified subsidiary employer) in which the Company (or the qualified subsidiary) is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock (or the qualified subsidiary employer's common stock) would be converted into cash, securities or other property, other than any consolidation or merger of the Company (or a qualified subsidiary employer) in which the holders of the Company's Common Stock (or the qualified subsidiary employer's common stock) immediately prior to the consolidation or merger have the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger; or

               (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company (or a qualified subsidiary employer) other than any sale, lease, exchange or other transfer to an entity where the Company (or the qualified subsidiary employer) owns, directly or indirectly, at least eighty percent (80%) of the outstanding voting securities of such entity after any such transfer; or

               (C) any liquidation or dissolution of the Company; or

               (D) the date any person (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, hereinafter the "1934 Act"), other than one or more trusts established by the Company or any subsidiary of the Company for the benefit of employees of the Company or its subsidiaries, shall become the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of twenty percent (20%) or more of the Company's outstanding Common Stock; or

               (E) the failure, during any period of twenty-four (24) consecutive months, of those individuals who at the beginning of such period constitute the entire Board for any reason to constitute a majority thereof unless the election, or the nomination for election by the stockholders of the Company, of each new director comprising the majority was approved by a vote of at least a majority of the Continuing Directors as hereinafter defined, in office on the date of such election or nomination for election of the new director. For purposes hereof, a "Continuing Director" shall mean:

                    (i) any member of the Board immediately following the
               consummation of the "KSOP Purchase" (as defined in the prospectus included in the Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission (File No. 33-92686)) or

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                    (ii) any director elected, or nominated for election by the stockholders of the Company to fill any vacancy or newly created directorship on the Board, by a majority of the Continuing Directors then still in office.

          (b) Option Vesting. Vesting of an Award of an Option will be the same as vesting of an Award of Restricted Stock in all respects, except that instead of the schedule set forth in Section 7(a)(1), Awards of Options with Award Dates prior to July 1997 will vest (i) thirty-three and a third percent (33-1/3%) on each of the first three anniversaries of the Award Date if the Participant has at least five Years of Service (as defined above) with the Company, a Company subsidiary, a predecessor of either and/or Kemper Corporation (or a Kemper affiliate) as of the Award Date, or
     (ii) if the Participant does not have at least five Years of Service with the Company, a Company subsidiary, a predecessor of either and/or Kemper Corporation (or a Kemper affiliate) as of the Award Date, the Option will vest twenty percent (20%) per year for each of the first five anniversaries of the Award Date. Each Option shall accelerate and shall become exercisable in full immediately prior to the occurrence of any event described in Section 7(a)(2), (3) or (4).

          (c) Option Term. Subject to earlier termination as provided below, a vested Option shall be exercisable for a period of ten years commencing on the Award Date. If a Participant terminates his/her employment with the Company or a qualified subsidiary, he/she will have six months from the effective date of termination to exercise any vested Option(s). If his/her employment is terminated pursuant to a Normal Retirement (as defined below), or by death or disability, the Participant (or his/her estate) will have three years from the date at such Normal Retirement, death or disability to exercise any vested Option.

          (d) Forfeiture of Rights. Subject to Section 7(f) below, if a Participant terminates employment with the Company or a qualified subsidiary prior to the end of the Restricted Period or any Extended Restricted Period for any reason, the Participant will forfeit any shares of Restricted Stock and any Options that are not yet vested. A transfer from the Company to a qualified subsidiary of the Company or an affiliate, or vice versa, is not a termination of employment for purposes of this Plan. Except as provided in Sections 6(a)(i) and 6(d)(i) above, if a Participant's position is eliminated or his/her employment is terminated for a reason other than "Cause" (as defined below), the Participant will receive, without interest, the cash compensation that was replaced with an Award of any unvested shares of Restricted Stock and/or any unvested Option. If a participant resigns voluntarily (other than pursuant to a "sunset arrangement" (as more fully described in Section 7(f)(iii) below)) or a Participant is terminated for "Cause" (as defined below) such Participant will forfeit any unvested shares of Restricted Stock and any unvested Options theretofore awarded to such Participant as well as any right to claim the cash compensation that was replaced with any such Award of unvested shares of Restricted Stock and/or any unvested Option. For purposes of this Plan, a termination for "Cause" shall be defined as (i) Participant's willful malfeasance which is demonstrably and materially injurious, monetarily or otherwise, to the Company or any of its subsidiaries, provided, however, that any action or refusal to act by Participant shall not constitute "Cause" if, in good faith, Participant believed such action or refusal to act to be in, or not opposed to, the best interests of the Company or any of its subsidiaries, or if Participant shall be entitled, under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any subsidiary, as the same may be amended or restated from time to time, to be indemnified with respect to such action or refusal to act; (ii) Participant's bar or suspension from the securities industry for a period in excess of ninety (90) days; (iii) Participant's conviction of, or plea of nolo contendere to, a felony; or
     (iv) Participant's gross and willful misconduct or act of dishonesty involving the Company or any of its subsidiaries which reflects adversely on the Company or any of its subsidiaries.

          (e) Restrictions. A stock certificate representing, or other evidence of, the number of shares of Restricted Stock, or the number of shares of Common Stock subject to any Option, awarded to a Participant

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     shall be held by the Company in Participant's name (or if the Participant so requests in writing, in the Participant's name jointly with a member of the Participant's family, with right of survivorship). Except as provided in the following sentence, the Participant shall have all rights and privileges of a stockholder as to any such shares of Restricted Stock (but not as to any shares of Common Stock subject to any unexercised Option, even if fully vested), including (1) the right to receive dividends and (2) the right to vote such shares of Restricted Stock. Subject to the provisions of Section 7(f) below, the following restrictions shall apply:

               (i) the Participant shall not be entitled to delivery of any stock certificate representing, or other evidence of, the shares of Restricted Stock, or the number of shares of Common Stock subject to any Option, awarded to the Participant hereunder until the expiration of the Restricted Period and all Extended Restricted Periods;

               (ii) none of the shares of Restricted Stock and no portion of any Option may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or any Extended Restricted Period; and

               (iii) except as provided in Section 7(f) below, all of the shares of Restricted Stock and all Options awarded to the Participant shall be forfeited and all rights of the Participant to such shares of Restricted Stock or under such Option(s) shall terminate without further obligation on the part of the Company or any subsidiary unless the Participant has remained an employee of the Company or a qualified subsidiary for the entire Restricted Period and any Extended Restricted Periods applicable to such shares of Restricted Stock and Options, as appropriate.

If the Participant has remained an employee of the Company or a qualified subsidiary for the entire Restricted Period and all Extended Restricted Periods, such restrictions shall lapse at the end of the Restricted Period (or Extended Restricted Period as the case may be) applicable to any Award. The Participant shall forfeit all shares of Restricted Stock and all Options with respect to which such restrictions do not lapse. Upon the forfeiture (in whole or in part) of shares of Restricted Stock or Option(s), such forfeited shares or Option(s) shall be transferred to the Company without further action by the Participant. The Participant shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares or other securities on non-cash property received pursuant to Section 16 below.

          (f) TERMINATION OF EMPLOYMENT.

               (i) DISABILITY. If a Participant ceases to be an employee of the Company or a qualified subsidiary prior to the end of the Restricted Period, or all Extended Restricted Periods, by reason of disability (as defined below), all unvested shares of Restricted Stock and all Option(s) awarded to such Participant shall immediately vest, all restrictions applicable to such shares and Option(s) shall lapse, and the Restricted Period (or Extended Restricted Period) shall end. A certificate for such shares and written evidence of such Option(s) shall be delivered to the Participant in accordance with Section 8. For purposes of this Section 7(f), the term "disability" shall mean total disability which continues for twelve (12) months and is of a character which, in the sole judgment of the Department (or for executive officers who are subject to Section 16 of the 1934 Act, the Committee) after receiving competent medical advice, will permanently prevent the Participant from performing on a full-time basis such duties as the Company or a qualified subsidiary may reasonably assign to him/her consistent with the duties which he/she was performing immediately prior to the disability. For purposes of this Plan, the Participant shall be deemed to have become disabled on the date on which the Department (or the Committee) makes its determination.

               (ii) DEATH. If a Participant ceases to be an employee of the Company or a qualified subsidiary prior to the end of the Restricted Period or all Extended Restricted Periods by reason of the Participant's death, any unvested shares of Restricted Stock and any Option(s) awarded to such Participant shall vest, all restrictions applicable to such shares and Option(s) shall lapse and the Restricted Period or Extended Restricted Period shall end. A certificate for such shares and written evidence of such Option(s) shall be delivered to the Participant's estate in accordance with Section 8 below.

               (iii) ALL OTHER TERMINATIONS. Subject to the next succeeding sentence, if a Participant ceases to be an employee of the Company or a qualified subsidiary prior to the end of the Restricted Period or any Extended Restricted Period for any reason other than disability or death, the Participant shall immediately forfeit all of his/her unvested shares of Restricted Stock and all of his/her unvested Options. If the Participant terminates employment on or after attaining age 65 or attaining age 55 and having been employed by the Company, a Company predecessor, a qualified subsidiary and/or Kemper Corporation (or a Kemper affiliate) for ten or more years ("Normal Retirement") and the Participant thereafter remains retired from the industry (a "sunset arrangement"), each share of Restricted Stock and each Option awarded to the Participant will, following such retirement, continue to vest during the Restricted Period or Extended Restricted Period.

          (g) LEGEND ON CERTIFICATES DEPOSITED WITH COMPANY. Each certificate issued in respect of shares of Restricted Stock awarded under the Plan which is registered in the name of the Participant and deposited with the Company shall bear the following (or similar) legend:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the EVEREN Capital Corporation 1996 Restricted Stock Incentive Plan (as Amended and Restated Effective as of May 6, 1997) and an agreement entered into between the registered owner and EVEREN Capital Corporation."

          (h) RESTRICTED STOCK AND OPTION AGREEMENTS. The Participant shall enter into an agreement with the Company in a form specified by the Committee which memorializes each Award of Restricted Stock or an Option and describes the terms and conditions of the Award and such other matters as the Committee shall, in its sole discretion, determine.

     8. CERTIFICATES. At the end of the Restricted Period or the Extended Restricted Period, the restrictions applicable to a Participant's shares of Restricted Stock or Option shall lapse as provided in Section 7(e) above or
Section 7(f) above, but a stock certificate for the number of shares of Restricted Stock with respect to which the restrictions have lapsed shall not automatically be delivered, free of all such restrictions, to the Participant or the Participant's estate (as the case may be). Rather, certificates for whole shares of Common Stock (being former shares of Restricted Stock) as to which the restrictions have lapsed shall thereafter be issued as soon as practicable following a Participant's written request. The Company may assess or impose a reasonable charge for the issuance of such certificates. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Value (determined as of the date on which the restrictions lapse or, if no determination is made for that day, the most recently determined Fair Value) of such fractional share to the Participant or the Participant's estate.

     9. DIVIDENDS OR DISTRIBUTIONS. On each Common Stock dividend or distribution payment date, each Participant shall be credited with an amount equal to the dividend or distribution which is payable on that date with respect to a share of Common Stock multiplied by the number of shares of Restricted Stock held by the Participant. Such amounts shall be paid to the Participant.

     10. RIGHTS NOT TRANSFERABLE. Rights granted under this Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during an employee's lifetime only by the Participant.

     11. EMPLOYEES' AND PARTICIPANTS' RIGHTS. No employee or other person shall have any claim or right to be awarded Restricted Stock or an Option under the Plan except as provided in the Plan. Participation in the Plan does not limit the right of the Company or any subsidiary to terminate a Participant's employment at any time or give any right to a Participant to remain employed by the Company or any subsidiary in any particular position or at any particular rate of remuneration.

     12. WITHHOLDING TAX AND/OR REQUIRING PAYMENT OF TAXES. The Company shall have the right to withhold with respect to any payments made to Participants under the Plan any taxes required by law to be withheld with regard to such payments and/or to require, prior to the delivery of any shares of unrestricted Common Stock or pursuant to the exercise of any Option, payment by Participants of any taxes required by law with respect to the issuance or delivery of such shares (or any portion thereof) for which such taxes have not been withheld.

     13. SECTION 83(B) ELECTION. Each Participant under the Plan may, but shall not be required to, make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended ("Code"), with respect to any Award of Restricted Stock.

     14. AMENDMENTS AND TERMINATION. The Board of Directors may amend the Plan at any time, provided that no such amendment that materially increases benefits under the Plan shall be effective unless approved within 12 months after the date of adoption of any such amendment by the affirmative vote of stockholders holding the majority of the outstanding shares of Common Stock entitled to vote if such stockholder approval is required for the Plan to comply with the requirements of 17 C.F.R. SS.240.16b-3 (for periods during which the Board of Directors has determined that the Plan will comply with 17 C.F.R. SS.240.16b-3). The Board of Directors may suspend the Plan or discontinue the Plan at any time.

     15. APPLICABLE LAWS. Notwithstanding any other provision of the Plan, the Committee may subject shares of either Common Stock or Restricted Stock or Options transferred and/or awarded under the Plan to such conditions, limitations or restrictions as the Committee determines to be necessary or desirable to comply with any law or regulation or with the requirements of any securities exchange. The delivery or issuance of any shares of Common Stock or Restricted Stock or Options may be postponed by the Company for such period as may be required to comply with the applicable requirements under the Federal and state securities laws, and any applicable listing requirements of any national securities exchange (in the event the Company is or becomes subject to such laws or requirements prior to the termination of this Plan) and with all requirements under any other law or regulation applicable to the issuance or delivery of such shares or Options. Further, the Company shall not be obligated to deliver or issue any shares of Common Stock or Restricted Stock or Options if the delivery or issuance thereof shall constitute a violation of any provision of any national securities exchange to which the Company is subject, or any law or regulation of any governmental authority. Awards of Restricted Stock and/or Options under the Plan are subject to, and shall be accomplished only in accordance with the requirements of all applicable securities and other laws.

     16. CHANGES IN CAPITALIZATION AND SIMILAR CHANGES. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, the maximum aggregate number and class of shares which may be delivered under the Plan shall be equitably adjusted by the Committee. Such determination of the Committee shall be conclusive. Furthermore, if there is an adjustment in the number of shares, no fraction of a share shall be delivered with respect to any Award of Restricted Stock, although the Company will pay, in lieu thereof, the Fair Value (measured as of the date the restrictions lapse or, if no determination is made for that day, the Fair Value most recently determined) of such fractional share to the Participant or the Participant's estate. Any shares of stock or other securities or non-cash property credited to a Participant with respect to the Participant's shares of Restricted Stock or Option(s) will be subject to the same restrictions as such Restricted Stock or Option(s), shall be deposited with the Company and shall bear an appropriate legend similar in form to the legend set forth in Section 7.

     17. EXPENSES. Except to the extent provided in Sections 7 and 12 above, all expenses of administering the Plan, including expenses incurred in connection with any purchase of Shares in the open market for Award to Participants, shall be borne by the Company and its subsidiaries.

     18. ARBITRATION OF DISPUTES. Any dispute between the Company or any of its affiliates and any Participant relating to this Plan shall be submitted to arbitration before the National Association of Securities Dealers, Inc. or the New York Stock Exchange, Inc. in accordance with its rules and regulations.

     19. EFFECTIVE DATE. This Plan became effective on April 15, 1996, upon receipt of stockholder approval of the Plan on May 8, 1996. The Plan was subsequently amended, and this amendment and restatement of the Plan was approved, by action of the Board of Directors on May 6, 1997.

                                  Appendix A

                                    INVESTMENT              BONUS ELIGIBLE          BRANCH OFFICE              INSTITUTIONAL
      OPPORTUNITY/                  CONSULTANT                 SALARIED                MANAGER                     SALES
        SITUATION               ("I/C") EMPLOYEES             EMPLOYEES           ("BOM") EMPLOYEES              EMPLOYEES
Incentive/bonus
compensation for
years after 1996
payable in Restricted
Stock and/or an
Option.

A. Nonvoluntary              All incentive deferred      25% of that portion     25% of that portion      All incentive deferred
   participation (i.e.,      compensation credits        of annual incentive     of all branch            compensation credits
   incentive                 equal to the first          bonuses that when       manager bonuses          equal to the first
   compensation which        two percent (2%) of         combined with base      (e.g., profit bonus,     two percent (2%) of
   will automatically be     eligible gross              salary results in       recruiting bonus and     eligible gross
   awarded in the form of    commissions for any year    total compensation      other bonuses) that      commissions for any year
   Restricted Stock          would be in Restricted      in excess of            when combined with       would be in Restricted
   and/or an Option).        Stock only.                 $200,000 for year       the branch manager's     Stock only.
   NOTE: The examples                                    ($100,000 for 1996).    base salary results
   shown reflect the                                                             in total branch
   percentage of-Fair-                                   Example: Assume for     manager compensation
   Value award                                           1997 Employee A has     (non-production) in
   "discounts" detailed                                  a base salary of        excess of $200,000
   in Section 6 of the                                   $140,000 and is to      ($100,000 in 1996)
   Plan.                                                 be awarded a            for year will be
                                                         $190,000 annual         withheld,
                                                         bonus. That bonus       accumulated
                                                         would be paid           throughout the year
                                                         $157,500 in cash        and then awarded the
                                                         ($60,000 to bring       following year in
                                                         A's salary and cash     Restricted Stock
                                                         bonus to $200,000       and/or an Option.
                                                         plus 75% of the
                                                         remaining $130,000)     Example: Branch
                                                         and $32,500 in          manager C has total
                                                         Restricted Stock        non-production
                                                         having a Fair Value     compensation in
                                                         of $40,625. A may       excess of $200,000.
                                                         elect to have up to     During the year C
                                                         a full 25% ($47,500)    becomes entitled to
                                                         of the bonus paid in    a $10,000 profit
                                                         Restricted Stock.       bonus for one
                                                                                 quarter, and a
                                                         A may further elect     $6,000 bonus for a
                                                         to have up to 100%      second quarter. He
                                                         of the amount that      also becomes
                                                         would otherwise be      entitled to a $5,000
                                                         paid in Restricted      recruiting bonus.
                                                         Stock (i.e., up to      For the first
                                                         $32,500 or up to        quarter $7,500 would
                                                         $47,500) paid in an     be paid currently in
                                                         Option instead of in    cash ($10,000 x 75%
                                                         Restricted Stock.       = $7,500) and $2,500
                                                         Assuming a Fair         would be withheld.
                                                         Value of $25 per        For the second
                                                         share, if A were to     quarter $4,500 would
                                                         elect to have           be paid currently in
                                                         $20,000 paid in an      cash ($6,000 x 75%)
                                                                                 and $1,500 would be

                                   OTHERS WITH
                                    INCENTIVE
                                   ARRANGEMENTS
                                       None

                                  Appendix A

                                    INVESTMENT              BONUS ELIGIBLE          BRANCH OFFICE              INSTITUTIONAL
      OPPORTUNITY/                  CONSULTANT                 SALARIED                MANAGER                     SALES
        SITUATION               ("I/C") EMPLOYEES             EMPLOYEES           ("BOM") EMPLOYEES              EMPLOYEES
                                                         Option the Option       withheld. The
                                                         would be for 4,000      recruiting bonus would
                                                         shares ($20,000/$25     be paid $3,750 in cash
                                                         per share = 800         ($5,000 x 75%) and
                                                         shares x 5 = 4,000      $1,250 withheld. Such
                                                         shares) exercisable     aggregate $5,250
                                                         at $25 per share. A     withheld and
                                                         would also receive      accumulated through the
                                                         $12,500 ($32,500 -      year would be awarded
                                                         $20,000) in             the following year to C
                                                         Restricted Stock        in Restricted Stock
                                                         having a Fair Value     having a Fair Value of
                                                         of $15,625.             $6,563.

                                                                                 C may elect to have up
                                                                                 to 100% of such $5,250
                                                                                 paid in an Option
                                                                                 instead of in
                                                                                 Restricted Stock.
                                                                                 Assuming a Fair Value
                                                                                 of $25 per share, if C
                                                                                 were to elect to have
                                                                                 $2,500 paid in an
                                                                                 Option the Option would
                                                                                 be for 500 shares
                                                                                 ($2,500/$25 per share =
                                                                                 100 shares x 5 = 500
                                                                                 shares) exercisable at
                                                                                 $25 per share. C would
                                                                                 also receive $2,750
                                                                                 ($5,250 - $2,500) in
                                                                                 Restricted Stock having
                                                                                 a Fair Value of $3,438.

                                                                                 All deferred I/C
                                                                                 compensation equal to
                                                                                 the first two percent
                                                                                 (2%) of eligible gross
                                                                                 commissions to which a
                                                                                 BOM becomes entitled
                                                                                 would be awarded in
                                                                                 Restricted Stock only.

                                   OTHERS WITH
                                    INCENTIVE
                                   ARRANGEMENTS

                                  Appendix A

                            INVESTMENT              BONUS ELIGIBLE                    BRANCH OFFICE               INSTITUTIONAL
   OPPORTUNITY/             CONSULTANT                 SALARIED                          MANAGER                      SALES
    SITUATION           ("I/C") EMPLOYEES             EMPLOYEES                     ("BOM") EMPLOYEES               EMPLOYEES
B. Voluntary          Can elect annually to      For 1997, any bonus           Can elect Restricted Stock    Can elect annually to
   participation      have 25% of monthly        eligible employee can         and/or an Option for 25% of   have 25% of any
                      bonus grid compensation    elect to have up to           I/C bonus grid compensation.  annual compensation
                      (i.e., monthly payout      25% of any bonus                                            that exceeds $100,000
                      determined by the          awarded for that year         To the extent a branch        withheld, accumulated
                      "bonus grid" (ranging      paid in Restricted Stock.     manager's aggregate cash      throughout the year
                      from .5% to 1.75% of       For 1996, if base salary      compensation from all         and paid the following
                      production under the       exceeds $50,000 (but          sources other than personal   year in Restricted
                      current bonus grid for     combined base salary and      production as an I/C (e.g.,   Stock and/or an Option.
                      qualifying I/Cs))          bonus is less than            salary, recruiting bonuses,
                      withheld, accumulated      $100,000), the employee       profit bonuses) is less       Example: Institutional
                      throughout the year and    may elect to have up to       that $200,000 for a year      sales employee G has
                      awarded in Restricted      10% of any bonus awarded      ($100,000 for 1996), any      production that results
                      Stock and/or an Option     for that year paid in         deferred profit or other      in payouts of precisely
                      the following year.        Restricted Stock.             bonus to which he or she      $30,000 per month for
                                                                               is entitled will be paid      all 12 months of the
                      Example: I/C E has         Example: Employee F has a     in cash rather than           year or $360,000 for
                      production of $20,000      salary of $90,000 and a       awarded in Restricted         the year. Assuming G
                      for month one and          bonus opportunity of          Stock or an Option,           had made the voluntary
                      $25,000 for month two,     $60,000 to $120,000. If F     absent a voluntary            election to
                      entitling E under the      made the maximum 25%          election by the branch        participate, for the
                      current bonus grid to a    election and then became      manager.                      first three months of
                      2% bonus payout for        entitled to a $100,000                                      the year nothing would
                      month one ($400) and a     bonus, $75,000 would be       Example: For the year         be withheld ($30,000 x
                      3% bonus payout for        paid in cash and $25,000      branch manager D              3 = $90,000) since the
                      month two ($750).          would be paid in Restricted   receives a salary of          $100,000 threshold had
                      Assuming E had made the    Stock having a Fair Value     $15,000, has $150,000         not been reached.
                      voluntary election to      of $31,250.                   gross production that
                      participate, for month                                   generates a $60,000           For the fourth month,
                      one $100 would be          F may further elect to have   payout, receives a            the first $10,000 would
                      withheld and for month     up to 100% of such $25,000    $5,000 recruiting bonus       be paid in cash
                      two $188 would be          paid in an Option instead of  and is entitled to            ($90,000 + $10,000 =
                      withheld. Such             in Restricted Stock.          $18,000 in profit             $100,000). From the
                      aggregate $288 withheld    Assuming a Fair Value of      bonuses. Because D's          remaining $20,000,
                      and accumulated through    $25 per share, if F were to   aggregate cash                $5,000 would be
                      the year would be          elect to have $15,000 paid    compensation as a             withheld (25% x
                      awarded to E the           in an Option the Option       manager for the year          $20,000). For each of
                      following year in          would be for 3,000 shares     is only $38,000               the remaining eight
                      Restricted Stock having    ($15,000 / 25 per share =     ($15,000 + $5,000 +           months $7,500 would be
                      a Fair Value of $360.      600 shares x 5 = 3,000        $18,000 = $38,000),           withheld (25% x
                                                 shares) exercisable at        all of D's deferred           $30,000). The aggregate
                     E may elect to have up to   $25 per share. F would also   profit and recruiting         $65,000 would be
                     a 100% of such $288 paid    receive $10,000 ($25,000 -    bonus would be paid in        accumulated through the
                     in an Option instead of in  $15,000) in                   cash (subject to any          year and awarded the
                     Restricted Stock. Assuming                                applicable holdback           following year in
                     a Fair Value of $25 per                                   or deferral) and              Restricted
                     share, if E were to elect

                                OTHERS WITH
                                 INCENTIVE
                               ARRANGEMENTS
                     Can elect annually to have 25%
                     of that portion of incentive
                     compensation that when combined
                     with salary or draw) results in
                     total compensation in excess of
                     $100,000 accumulated throughout
                     the remainder of the year and
                     awarded the following year in
                     Restricted Stock and/or an
                     Option.

                     Example: Trader H has a draw of
                     $72,000 per year ($6,000 per
                     month) and a quarterly incentive
                     based on trading volume that
                     results in incentive payments of
                     $14,000 for the first quarter,
                     $16,000 for the second, $12,000
                     for the third and $25,000 for
                     the fourth quarter or $138,000
                     total for the year. Assuming
                     Trader H had made the voluntary
                     election to participate, none of
                     the first three quarters'
                     incentive would be withheld
                     ($6,000 x 9 = $54,000 + $14,000
                     + $16,000 + $12,000 = $96,000)
                     since the $100,000 threshold had
                     not been reached. Because such
                     threshold would be reached with
                     the fourth quarter salary, $6,000
                     of the fourth quarter incentive
                     (25% x $24,000) would be withheld
                     and awarded the following year in

                                  Appendix A

                                      INVESTMENT              BONUS ELIGIBLE          BRANCH OFFICE            INSTITUTIONAL
      OPPORTUNITY/                    CONSULTANT                 SALARIED                MANAGER                   SALES
       SITUATION                  ("I/C") EMPLOYEES             EMPLOYEES           ("BOM") EMPLOYEES            EMPLOYEES
                             to have $200 paid in an       Restricted Stock      none would be awarded    Stock having a Fair Value
                             Option the Option would be    having a Fair Value   in Restricted Stock or   of $81,250.
                             for 40 shares ($200 / $25     of $12,500.           an Option unless prior
                             per share = 8 shares x 5 =                          to December 15th of      G may further elect to
                             40 shares) exercisable at     If F's bonus of       the year in question     have up to 100% of such
                             $25 per share.  E would       $100,000 was          the branch manager       $65,000 paid in an
                             also receive $88 ($288 -      actually paid in      voluntarily elected      Option instead of in
                             $200) in Restricted Stock     multiple period       to participate in the    Restricted Stock.
                             having a Fair Value of $110.  installments, then    Plan with respect to     Assuming a Fair Value of
                                                           25% of each such      such bonus. In such      $25 per share, if G were
                                                           installment would be  case, up to $5,750       to elect to have $30,000
                                                           paid in Restricted    of D's $23,000           paid in an Option the
                                                           Stock and/or an       aggregate bonuses        Option would be for 6,000
                                                           Option if F made the  would be awarded in      shares ($30,000 / $25 per
                                                           maximum election.     combination of           share = 1,200 shares x
                                                                                 Restricted Stock         5 = 6,000 shares)
                                                                                 and/or an Option,        exercisable at $25 per
                                                                                 with the Restricted      share. G would also
                                                                                 Stock having a Fair      receive $35,000 ($65,000 -
                                                                                 Value of up to $7,188    $30,000) in Restricted
                                                                                 if the Award were        Stock having a Fair
                                                                                 taken solely in          Value of $43,750.
                                                                                 Restricted Stock and,
                                                                                 assuming a Fair Value
                                                                                 of $25 per share, with
                                                                                 up to 1,150 shares
                                                                                 ($5,750 / $25 per share
                                                                                 = 230 shares x 5 =
                                                                                 1,150 shares) being
                                                                                 subject to an Option
                                                                                 exercisable at $25 per
                                                                                 share if the Award
                                                                                 were taken solely in
                                                                                 an Option.

                                   OTHERS WITH
                                    INCENTIVE
                                   ARRANGEMENTS
                             Restricted Stock having a Fair
                             Value of $7,500.

                             H may elect to have up to 100%
                             of such $6,000 paid in an Option
                             instead of in Restricted Stock.
                             Assuming a Fair Value of $25 per
                             share, if H were to elect to have
                             $2,000 paid in an Option the
                             Option would be for 400 shares
                             ($2,000 / $25 per share = 80
                             shares x 5 = 400 shares)
                             exercisable at $25 per share.
                             H would also receive $4,000
                             ($6,000 - $2,000) in
                             Restricted Stock having a Fair
                             Value of $5,000.

                                  Appendix A

                                    INVESTMENT                 BONUS ELIGIBLE                BRANCH OFFICE            INSTITUTIONAL
      OPPORTUNITY/                  CONSULTANT                    SALARIED                      MANAGER                   SALES
       SITUATION                ("I/C") EMPLOYEES                EMPLOYEES                 ("BOM") EMPLOYEES            EMPLOYEES
A. Excess voluntary          None                        If an employee is subject      If a branch manager is     None
   participation                                         to the nonvoluntary            subject to the
                                                         provisions and is to           nonvoluntary provisions
                                                         receive (or elects to          with respect to any
                                                         receive) a full 25% of         portion of his or her
                                                         annual bonus in Restricted     branch manager bonus
                                                         Stock and/or an Option, he     and is to receive
                                                         or she may elect to            (or elects to receive)
                                                         receive up to a second 25%     a full 25% of his or
                                                         in an Option only, the         her branch manager
                                                         number of shares subject       bonuses in Restricted
                                                         to such Option and the         Stock and/or an
                                                         exercise price to be           Option, he/she can
                                                         determined as set forth        elect to receive up
                                                         above.                         to a second 25% in an
                                                                                        Option only, the
                                                         Example:  Assume Employee      number of shares
                                                         A above makes no voluntary     subject to such Option
                                                         election or makes an           and the exercise price
                                                         election that results in       to be determined as
                                                         less than a full 25%           set forth above.
                                                         ($47,500) of A's bonus
                                                         being paid in Restricted       Example: Assume the
                                                         Stock and/or an Option. A      participation of
                                                         is not eligible to make        Branch manager C
                                                         any election under the         above was involuntary
                                                         voluntary excess               to at least some
                                                         provisions.                    extent and that C was
                                                                                        participating with
                                                         If A had elected to have a     respect to the full
                                                         full 25% ($47,500) of A's      $5,250 referred to
                                                         bonus paid in Restricted       above. C could elect
                                                         Stock and/or an Option, A      to have up to a
                                                         could further elect to         second $5,250 paid in
                                                         have up to a second 25%        an Option only. If C
                                                         (i.e., up to a second          were to elect to have
                                                         $47,500) of A's bonus paid     $1,000 of such second
                                                         in an Option only.  If A       $5,250 paid in an
                                                         were to elect to have          Option the Option
                                                         $30,000 of the second          would be for 200
                                                         $47,500 paid in an Option,     shares ($1,000 / $25
                                                         the Option would be for        per share = 40 shares
                                                         6,000 shares ($30,000 /        x 5 = 200 shares)
                                                         $25/share = 1,200 shares x     exercisable at $25 per
                                                         5 = 6,000                      share. C would also
                                                                                        receive total cash in
                                                                                        the amount of $14,750
                                                                                        ($10,000 + $6,000 +
                                                                                        $5,000 = $21,000 -
                                                                                        $5,250 - $1,000).

                                  OTHERS WITH
                                   INCENTIVE
                                  ARRANGEMENTS
                                      None


                                  Appendix A

                                    INVESTMENT                 BONUS ELIGIBLE                BRANCH OFFICE            INSTITUTIONAL
      OPPORTUNITY/                  CONSULTANT                    SALARIED                      MANAGER                   SALES
       SITUATION                ("I/C") EMPLOYEES                EMPLOYEES                 ("BOM") EMPLOYEES            EMPLOYEES
                                                         shares) exercisable at $25     Example: Assume Branch
                                                         per share. A would also        manager D did or did not
                                                         receive total cash in the      make the voluntary
                                                         amount of $112,500             election referred to
                                                         ($190,000 - $47,500 -          above. Because D is not
                                                         30,000).                       participating on an
                                                                                        involuntary basis D is
                                                         Example: The participation     not eligible to make any
                                                         of Employee F above is         election under the
                                                         purely voluntary since the     voluntary excess
                                                         $200,000 combined salary       provisions.
                                                         and bonus threshold has
                                                         not been reached
                                                         ($90,000 + $100,000 =
                                                         $190,000). Therefore,
                                                         even though Employee F
                                                         above had made the
                                                         maximum 25% election, F
                                                         is not eligible to make an
                                                         election under the
                                                         voluntary excess
                                                         provisions.

                                   OTHERS WITH
                                    INCENTIVE
                                  ARRANGEMENTS